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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Amendment No. 3 to Form S-4 of Snyder Communications, Inc. of our report dated May 30, 1997, relating to the financial statements of Brann Holdings Limited, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          PRICE WATERHOUSE
                                          Chartered Accountants and Registered
                                           Auditors

Bristol, England

September 20, 1999